COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

Exhibit 99.2

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Comprehensive Care Corporation (the “Company”) on Form 10-Q for the period ending August 31, 2002 as filed with the Securities and Exchange Commission on October 4, 2002 (the “Report”), Robert J. Landis, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert J. Landis Robert J. Landis Chief Financial Officer October 4, 2002

This certification accompanies this Report pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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